Bonds.com Group, Inc. Awarded $600,000 in Damages for Vendor's Breach of Obligations
Friday April 4, 9:10 am ET

BOCA RATON, Fla.—(BUSINESS WIRE)—Bonds.com Group, Inc. (the “Company”) (OTCBB:BDCG - News) through its subsidiary Bonds.com, Inc., provider of an innovative comprehensive online trading platform providing execution, liquidity and competitive pricing to the fragmented fixed income marketplace, announced today that after a seven day trial, a jury found Kestrel Technologies, LLC ("Kestrel") liable for anticipatorily breaching certain of its contractual obligations to Bonds.com Holdings, Inc., a wholly owned subsidiary of the Company, and awarded Bonds.com Holdings, Inc. $600,000 in damages. This award is subject to a right of appeal by Kestrel. Bonds.com Holdings, Inc. had engaged Kestrel in 2006 to develop several core components of its online trading platform.

The trial was presided over in New York Supreme Court, New York County by Justice Helen Freedman. Representing the Company were Rodney A. Brown and Ryan J. Whalen of The Brown Law Group, P.C.

“Kestrel’s inability to deliver the contracted products caused significant initial delays in launching our fixed income trading platform,” stated Chairman and CEO John Barry IV. “However, the company was able to move forward with another vendor to build, what we believe, is an even more dynamic and robust product. The core technology behind our platform is now firmly in place and operational. With this award we are again whole and are growing as anticipated. Judge Freedman’s ruling was fair and the company is looking to move forward and further cement our role as a leader in the online fixed income trading marketplace.”

About Bonds.com Group, Inc.

Bonds.com Group, Inc. (OTCBB:BDCG - News), through its subsidiary Bonds.com Inc., serves institutional and self-directed individual fixed income investors by providing a comprehensive zero subscription fee online trading platform. The company designed the BondStation platform to provide liquidity and competitive pricing to the fragmented Over-The-Counter (OTC) fixed income marketplace.

The company differentiates itself by offering through its broker dealer Bonds.com, Inc., an inventory of over 25,000 fixed income products from a multitude of competing sources, as well as market research, investor tools, bond education and an interactive website experience. Asset classes currently offered on the BondStation fixed income trading platform include municipal bonds, corporate bonds, agency bonds, certificates of deposit (CDs) and U.S. Treasuries. With unmatched marketability of the domain name www.bonds.com commitment to key advertising initiatives, experienced management team and seasoned account managers, Bonds.com, Inc. is poised to redefine the $26 trillion fixed income marketplace.

Bonds.com Investor Relations website:

http://ir.bonds.com

Bonds.com Fact Sheet

http://files.shareholder.com/downloads/BONDS/259715192x0x167039/ 98d6fd3a-871f-4c42-8d02-dda35bc8d736/Factsheet.pdf

Bonds.com Presentation

http://files.shareholder.com/downloads/BONDS/259715192x0x167040/ 50605e9e-1910-42e6-bc44-c5c99d0de0e9/Presentation.pdf

(Due to their length, these URLs may need to be copied/pasted into your Internet browser's address field. Remove extra spaces if they exist.)

FORWARD-LOOKING STATEMENTS

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Contact:
After Market Support, LLC
Elizabeth S. Sklaroff, 877-880-BDCG (2324)
elizabeth.sklaroff@aftermarketsupport.com

Source: Bonds.com Group, Inc.